                                                         [AIM LOGO APPEARS HERE]



                                                  [GRAPHIC COLLAGE APPEARS HERE]


                                                 AIM STRATEGIC INCOME FUND, INC.


                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 1995

AIM STRATEGIC INCOME FUND, INC.

For shareholders who seek high current income consistent with stability of principal. The Fund invests primarily in convertible securities and employs short-selling to enhance income and hedge against market risk.


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Strategic Income Fund, Inc. performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o     In 1995, the Fund paid distributions of $0.60 per share.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any one particular security.
o     Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 stocks (S&P 500) is considered by investors to be most representative of the stock market in general.
o The Dow Jones Industrial Average (DJIA) is an unmanaged composite of the performance of 30 large-company stocks.
o Government securities, such as U.S. Treasury bills and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest. Fund shares are not insured and their value will vary with market conditions.
o Barron's Best-Grade Corporate Bond index is an unmanaged composite of the performance of 10 high-grade corporate bonds. Barron's Interim-Grade Corporate Bond index is an unmanaged composite of the performance of 10 medium-grade corporate bonds.
o An investment cannot be made in any indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

    -------------
    AIM Strategic

  Income Fund, Inc.

  delivered one of

   the strongest

 performances in its

  six-year history
    -------------
                                                     A Message from the Chairman


                    Dear Fellow Shareholder:

                    In one of the best years for financial markets on record,
   [PHOTO OF        AIM Strategic Income Fund, Inc. delivered one of the
Charles T. Bauer,   strongest performances in its six-year history. The Fund
  Chairman of       logged a total return of 13.51%  for the year ended
 the Board of       December 31, 1995, based on reinvestment of all
   the Fund,        distributions and changes in net asset value.
 APPEARS HERE]         The Fund managed its strong showing in a record-breaking
                    market that, for much of 1995, was favored by declining interest rates, strong corporate profits, and mild inflation. A complete discussion of market conditions during the reporting period and the Fund's investment strategy appears on page 2 of this report.
   The Fund also provided an annualized ratio of net portfolio income to average net assets of 5.98%, which compares favorably to the 5.08% yield posted by the 90-day U.S. Treasury bill as of December 31, 1995.
   Net assets in the Fund increased during the year to $67.7 million as of December 31, 1995. Net asset value per share increased to $9.70 from $9.18. Market value per share increased to $8.38 from $8.00. As a closed-end fund, AIM Strategic Income Fund, Inc. has a limited number of shares that trade on the American Stock Exchange under the symbol AST.
   Although it has been a good year for AIM Strategic Income Fund, Inc., it is but one year. From a historic perspective, a repeat of 1995's strong performance in financial markets is unlikely. Therefore, even as we relish the success of a good year, we are already looking ahead.
   On a personal level, the year to come has important investment implications for all of us. Clouds on the horizon in the form of the budget debate over retirement benefits such as Medicare and Social Security programs accentuate the need to build your own retirement nest egg, independent of any benefits which may--or may not--be available to you when the time comes. For many in the baby boomer generation, that's just 10 years away.
   Thank you for continuing to rely on AIM Strategic Income Fund, Inc. to help build your financial future. We are ready to respond to any questions or comments you may have about this report. Please call the Investor Relations Department at 800-426-5523 during normal business hours, 7:30 am-5:00 pm EST.


Respectfully submitted,

/s/ CHARLES T. BAUER


Charles T. Bauer
Chairman

===============================================================================
TOP 10 INDUSTRIES (As of 12/31/95)
===============================================================================
   1.  Semiconductors
   2.  Medical (Drugs)
   3.  Computer Software &
       Services
   4.  Telecommunications
   5.  Tobacco
   6.  Computer MINIs/PCs
   7.  Finance (Consumer Credit)
   8.  Computer Peripherals
   9.  Computer Networking
  10.  Medical (Patient Services)
===============================================================================
Management's
Discussion & Analysis

MARKETS STAGE A DRAMATIC RECOVERY IN 1995

Sharply declining interest rates, mild inflation, and healthy corporate profits mixed the powerful recipe that launched one of the strongest rallies for stocks and bonds on record. The strength of the rally surprised many investors, coming on the heels of the disappointing performance of financial markets in 1994.
   The strength in stock markets was broad-based, resuscitating large-capitalization stocks that had been out of favor for three years. The popular Dow Jones Industrial Average (DJIA) breached two milestones--sailing past 4000 in February and 5000 in November--shattering 69 record levels in its wake by year-end. Not to be outdone, the S&P 500 sprinted ahead of the DJIA to deliver its best one-year performance since 1958.
   The record advance also netted only modest relative volatility--the largest correction in the DJIA has been no more than 3.3% since its trough in 1990-- thanks to more frequent group rotations within the market. Evolving market leadership carried various sectors into and out of favor, yet left the major averages virtually unscathed.
   The bond market's rally was paced by a sharp drop in long-term yields, which saw the benchmark 30-year U.S. Treasury fall to 5.95% by year-end, from 7.88% at the close of 1994. Yields on one-year and five-year U.S. Treasury securities followed suit by declining more than 200 basis points to 5.132% and 5.150%, respectively. (A basis point is 1/100 of a percentage point.) The yield on the 90-day U.S. Treasury bill ended the year at 5.08%, and the 30-year U.S. Treasury bond yield was pushed below 6% for the first time since late 1993.
   As the year drew to a close, economic conditions continued to favor bonds. However, end-of-year profit taking and seasonal tax selling slowed the stock market's remarkable advance, and most major averages peaked for the year. On the whole, 1995 ended triumphantly for investors with stocks at historic highs, bond yields the lowest since 1993, and the U.S. dollar on solid ground.

YOUR INVESTMENT PORTFOLIO
AIM Strategic Income Fund, Inc. delivered a solid performance during 1995 thanks to its unique investment strategy. The Fund invests primarily in convertible securities, which tend to participate in the appreciation of the underlying common stocks while providing a higher level of current income. Convertible securities also tend to decline less in falling markets than the underlying common stocks. The Fund seeks to generate income from the interest and dividends paid on the convertible securities, and from the proceeds generated on "short sales."
   In a short sale, the investor first sells the stock at the current market value, and later repurchases the stock. As a result of short

===============================================================================
THE PASSING OF MILLENIA ON THE DOW
===============================================================================

It took 15 years, from 1972 to 1987, for the DJIA to climb to its next 1000 mark. It took only nine months in 1995.

After breaking 5000, the DJIA sailed past     [LINE CHART]
5100 and then 5200 before year-end                               DJIA Rise
logging its largest one-year point              11/14/72           1000
gain ever: 1282.68                              1/8/87             2000
                                                4/17/91            3000
                                                2/23/95            4000
                                                11/21/95           5000

Source: Barron's

===============================================================================


             See important Fund disclosure on inside front cover.

                                                         Management's
                                                         Discussion & Analysis

sales, the Fund creates a credit balance in the portfolio--and may earn additional income for the shareholder. Short selling also helps the Fund to cushion the portfolio against market risk.
   Remember to keep in mind, the Fund's portfolio composition is subject to change and there is no guarantee the Fund will continue to hold any particular security mentioned in this report.
   1995 was the strongest year in recent memory for the technology sector. Semiconductor stocks led the group for much of the year, thanks to surging demand for PCs from consumer and business systems markets. The Fund benefited from its positions in such market leaders as LAM Research Corp. and LSI Logic Corp., which reported record revenues during the year. While the group retreated late in the year, the Fund maintained a core position in a number of issues which appeared to offer solid value over the longer term. Worldwide revenues from the semiconductor market are expected to grow by approximately 20% in 1996.
   The phenomenal rise in Internet-related companies later in the year boosted prices for computer networking stocks, including Bay Networks and 3Com Corp. Software publishers also reported record profits in 1995.
   Approximately 18% of the Fund's portfolio was invested in the health-care sector. The continuing profit drivers for the health-care sector are three: an aging baby-boomer population, improving cost containment, and anticipation of universal coverage for all. Health maintenance organizations, hospitals, and medical services distributors are beginning to reap benefits from ongoing cost-containment campaigns. The Fund chose to address these themes by emphasizing those companies most likely to benefit, including Genesis Health Ventures and Multicare Companies, which posted strong gains during 1995.
   The Fund increased its weighting in selected specialty retailers, particularly "super-stores" which have attracted significant business away from community malls, and the emerging niche retailers which target mail order customers by offering attractive pricing, better selection, superior distribution systems, and the convenience of catalogue shopping.

OUTLOOK FOR THE FUTURE
Most analysts and market watchers agree: 1995 will be a hard act to follow. Yet some maintain that this aging bull market--the Dow has gone more than five years without experiencing a 10% correction--may have plenty of steam left. Barron's recently reported analysts' estimates that projected the Dow well past 5500 during the coming year. Of course, a significant complement of market strategists also believe a correction is due.
   At this writing, the bond market appears to be extending its rally into the new year. The central bank recently lowered short-term interest rates by 0.25%, a move apparently anticipated by investors given current slope of the U.S. Treasury yield curve. Lower interest rates could help extend the positive growth cycle for corporate earnings, a boost for stocks.
   Rather than make any projections of future market performance, AIM Strategic Income Fund, Inc. remains focused on a disciplined investment strategy which endeavors to reduce volatility and generate above-average income. The Fund selects convertible securities on a company-by-company basis to determine which issues to own and which to sell--without the guesswork of market timing. We believe our commitment to this time-tested strategy will provide the best opportunity for growth for our shareholders over the long term.

PORTFOLIO COMPOSITION
(As of 12/31/95)

[PIE CHART]

Convertible Bonds               85.27%
Convertible Preferred Stocks    12.82%
Common Stocks                     .0082%

===============================================================================
BOND MARKETS AT A GLANCE
===============================================================================


Comparison of yields at year-end
                                               12/95   12/94
U.S. Treasury Securities
        90-Day                                 5.072%  5.682%
         1-Year                                5.132   7.162
         5-Year                                5.374   7.827
        10-Year                                5.570   7.827
Barron's Corporate Bond Indexes
Best Grade*                                    6.70%   8.34%
Interim Grade**                                6.85    8.97

*Barron's index of 10 high-grade corporate bonds. **Barron's Index of 10 medium-grade corporate bonds.
===============================================================================
Source: Barron's

            See important Fund disclosure on inside front cover.

Long-term
Performance

GROWTH OF A $10,000 INVESTMENT


    AVERAGE ANNUAL TOTAL RETURNS

    Based on net asset value as of December 31, 1995

    1 Year                                 13.51%

    5 Years                                10.44

    Inception (3/23/89)                     9.76


                    AIM STRATEGIC INCOME FUND       3-MONTH U.S. TREASURY BILLS

3/89                       $10,000                            $10,000
12/89                       10,720                             10,843
12/90                       11,430                             11,657
12/91                       13,360                             12,259
12/92                       14,777                             12,680
12/93                       16,451                             13,064
12/94                       16,549                             13,664
12/95                       18,784                             14,397


Source: Towers Data Systems HYPO(R)


An investment cannot be made in any indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.
   For Fund performance calculations and a description of any indexes cited on this page, please refer to the inside front cover of this report.

   ----------------
    Your financial

    consultant can

    assist you in

 developing an asset

 allocation strategy

   and select the

 appropriate invest-

  ments to help you

     meet your

     long-term

  investment goals.
   ----------------

ASSET ALLOCATION HELPS YOU MANAGE
YOUR INVESTMENTS IN CHANGING MARKETS

Every mutual fund investor would like to invest in a market that only goes up--a tide that floats all ships. The truth is, markets also decline. But market changes do not affect all investments the same way--some investments may benefit from a market trend when others do not.
   And market changes are not the only factors an investor must manage. There are a number of important considerations with every investment including investment risk, and investment risk takes many forms:

o MARKET RISK. The prices of some investments will fluctuate according to changes in the market.
o INTEREST RATE RISK. The value of some investments, such as fixed-income securities, will rise and fall as interest rates change.
o REINVESTMENT RISK. When interest rates fall, investors face the possibility that investment income cannot be reinvested at higher rates previously available.
o INFLATION RISK. Inflation can cause the value of some investments to erode as the cost of living increases.
o CURRENCY RATE RISK. Investments valued in U.S. dollars will rise and fall according to the dollar's value against other world currencies.

   To manage these changing conditions, investors have learned to diversify their assets across a wide variety of investments. For most investors, mutual funds offer convenient and affordable methods to diversify their assets. For as little as $500, an investor has access to a portfolio of hundreds of professionally selected securities.
   When you invest in more than one fund, you increase the level of diversification. You also gain another important benefit. Since mutual funds are managed according to specific investment objectives, such as growth or income, you can invest in mutual funds with different investment objectives to create a personalized investment plan which suits your unique financial objectives. This investment strategy is called asset allocation.
   Mutual fund investors tend to seek growth, or current income, or some combination of both. Generally, investors who choose to assume more investment risk get the potential for a higher return. With asset allocation, you can fine-tune your investment plan to be more conservative, or more aggressive, depending on your personal financial goals and risk tolerances.
   Your financial consultant can assist you in developing an asset allocation strategy and select the appropriate investments to help you meet your long-term investment goals.

RELATIVELY
AGGRESSIVE              OBJECTIVE                       FUND
-----------------------------------------------------------------------------------------------
                        Aggressive Growth               AIM Aggressive Growth Fund*
                                                        AIM Constellation Fund
                                                        AIM Global Aggressive Growth Fund
-----------------------------------------------------------------------------------------------
                        Growth                          AIM Global Growth Fund
                                                        AIM Growth Fund
                                                        AIM International Equity Fund
                                                        AIM Value Fund
                                                        AIM Weingarten Fund
-----------------------------------------------------------------------------------------------
                        Growth and Income               AIM Balanced Fund
                                                        AIM Charter Fund
-----------------------------------------------------------------------------------------------
                        Income and Growth               AIM Global Utilities Fund**
-----------------------------------------------------------------------------------------------
                        High Current Income             AIM High Yield Fund
-----------------------------------------------------------------------------------------------
                        Current Income                  AIM Global Income Fund
                                                        AIM Income Fund
-----------------------------------------------------------------------------------------------
                        Current Tax-Free Income         AIM Municipal Bond Fund
                                                        AIM Tax-Exempt Bond Fund of CT
                                                        AIM Tax-Free Intermediate Shares
-----------------------------------------------------------------------------------------------
                        Current Income                  AIM Intermediate Government Fund***
                        and High Degree of Safety
-----------------------------------------------------------------------------------------------
                        High Degree of Safety           AIM Limited Maturity Treasury Shares
                        and Current Income
-----------------------------------------------------------------------------------------------
                        Stability, Liquidity            AIM Money Market Fund
                        and Current Income
-----------------------------------------------------------------------------------------------
                        Stability, Liquidity            AIM Tax-Exempt Cash Fund
                        and Current Tax-Free Income

-----------------------------------------------------------------------------------------------
RELATIVELY
CONSERVATIVE

*AIM Aggressive Growth Fund was closed to new investors on July 18, 1995. **May 1, 1995, AIM Utilities Fund broadened its investment strategy to permit up to 80% of its total assets to be invested in foreign securities, and was renamed AIM Global Utilities Fund. ***On September 25, 1995 AIM Government Securities Fund was renamed AIM Intermediate Government Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                                                                      Financials

SCHEDULE OF INVESTMENTS

December 31, 1995

 PRINCIPAL
  AMOUNT                                                                       MARKET VALUE
               CONVERTIBLE BONDS & NOTES-85.27%(a)

               AIRLINES-0.73%

$   500,000    Alaska Air Group Inc., Conv. Sub. Deb., ($258,001) 6.50%,
                 06/15/05                                                      $   493,750
-------------------------------------------------------------------------------------------

               BEVERAGES (ALCOHOLIC)-2.83%

  3,000,000    J Seagram & Sons, Inc., Liquid Yield Option Notes,
                 ($2,060,738) 4.45%(b), 03/05/06                                 1,916,250
-------------------------------------------------------------------------------------------

               BIOTECHNOLOGY-2.15%

  1,200,000    Genzyme Corp., Sub. Deb., ($559,545) 6.75%, 10/01/01              1,454,400
-------------------------------------------------------------------------------------------

               BUSINESS SERVICES-0.88%

    500,000    Olsten Corp., Conv. Sub. Deb., ($278,401) 4.875%, 05/15/03          594,850
-------------------------------------------------------------------------------------------

               COMPUTER MAINFRAMES-1.12%

    850,000    Unisys Corp., Conv. Sub. Notes, ($716,625) 8.25%, 08/01/00          760,750
-------------------------------------------------------------------------------------------

               COMPUTER NETWORKING-9.01%

  1,000,000    Aspect Telecommunications Corp., Conv. Sub. Deb., ($622,001)
                 5.00%, 10/15/03(c) (acquired 07/18/95-07/20/95; cost
                 $1,234,672)                                                     1,755,000
-------------------------------------------------------------------------------------------
  1,500,000    Bay Networks, Inc., Conv. Sub. Deb., ($681,760) 5.25%,
                 05/15/03(c)
                 (acquired 10/03/95-11/15/95; cost $1,611,250)                   1,627,500
-------------------------------------------------------------------------------------------
    612,000    Network Equipment Technologies, Inc., Conv. Deb., ($365,401)
                 7.25%, 05/15/14                                                   626,810
-------------------------------------------------------------------------------------------
  1,300,000    3Com Corp., Conv. Sub. Notes, ($725,815) 10.25%, 11/01/01(c)
                 (acquired 11/08/94-01/04/95; cost $1,314,250)                   2,086,500
-------------------------------------------------------------------------------------------
                                                                                 6,095,810
-------------------------------------------------------------------------------------------

               COMPUTER PERIPHERALS-5.29%

  1,000,000    EMC Corp., Conv. Deb., ($555,512) 4.25%, 01/01/01                 1,010,000
-------------------------------------------------------------------------------------------
  1,000,000    Sanmina Corporation, Conv. Sub. Notes, ($608,966) 5.50%,
                 08/15/02(c)
                 (acquired 08/10/95; cost $1,000,000)                            1,105,000
-------------------------------------------------------------------------------------------
  1,500,000    Storage Technology Corp., Conv. Sub. Deb., ($775,500) 8.00%,
                 05/31/15                                                        1,462,500
-------------------------------------------------------------------------------------------
                                                                                 3,577,500
-------------------------------------------------------------------------------------------

               COMPUTER SOFTWARE/SERVICES-0.72%

    650,000    SoftKey International, Inc., Conv. Sr. Notes, ($318,001)
                 5.50%, 11/01/00(c)
                 (acquired 10/18/95-10/30/95; cost $644,875)                       490,750
-------------------------------------------------------------------------------------------

               ELECTRONIC COMPONENTS/MISCELLANEOUS-5.31%

  1,000,000    Altera Corp., Conv. Sub. Notes, ($716,381) 5.75%, 06/15/02(c)
                 (acquired 06/16/95; cost $1,000,000)                            1,165,000
-------------------------------------------------------------------------------------------
  1,000,000    Dovatron International, Conv. Sub. Notes, ($525,000) 6.00%,
                 10/15/02(c)
                 (acquired 10/05/95-10/10/95; cost $998,750)                     1,075,000
-------------------------------------------------------------------------------------------
  1,000,000    Integrated Device Technology Inc., Conv. Sub. Notes,
                 ($744,253) 5.50%, 06/01/02                                        825,000
-------------------------------------------------------------------------------------------
    500,000    Telxon Corp., Conv. Deb., ($247,501) 5.75%, 01/01/03(c)
                 (acquired 12/07/95; cost $513,125)                                530,000
-------------------------------------------------------------------------------------------
                                                                                 3,595,000
-------------------------------------------------------------------------------------------

               HOTELS/MOTELS-4.43%

    750,000    Hospitality Franchise Systems, Inc., Conv. Sr. Notes,
                 ($616,993) 4.50%, 10/01/99                                      1,743,750
-------------------------------------------------------------------------------------------
  1,200,000    Prime Hospitality Corp., Conv. Sub. Notes, ($660,001) 7.00%,
                 04/15/02                                                        1,254,000
-------------------------------------------------------------------------------------------
                                                                                 2,997,750
-------------------------------------------------------------------------------------------

Financials

 PRINCIPAL
  AMOUNT                                                                       MARKET VALUE
               MACHINERY-3.75%

$ 1,500,000    Thermo Electron Corp., Conv. Deb., ($1,102,502) 5.00%,
                 04/15/01(c)
                 (acquired 04/07/94; cost $1,508,000)                          $ 2,536,800
-------------------------------------------------------------------------------------------

               MEDICAL (INSTRUMENTS/PRODUCTS)-4.62%

  1,000,000    Omnicare, Inc., Conv. Sub. Notes, ($742,088) 5.75%, 10/01/03      3,125,000
-------------------------------------------------------------------------------------------

               MEDICAL (PATIENT SERVICES)-12.00%

  1,750,000    Beverly Enterprises, Inc., Conv. Sub. Deb., ($1,419,660)
                 5.50%, 08/01/18                                                 1,680,000
-------------------------------------------------------------------------------------------
  1,300,000    Genesis Health Ventures, Inc., Conv. Sr. Sub. Deb.,
                 ($951,553) 6.00%, 11/30/03                                      2,143,375
-------------------------------------------------------------------------------------------
  1,700,000    Healthsouth Rehabilitation Corp., Conv. Sub. Deb.,
                 ($1,109,939) 5.00%, 04/01/01                                    2,747,710
-------------------------------------------------------------------------------------------
  1,000,000    Integrated Health Services, Inc., Conv. Sub. Deb., ($481,882)
                 6.00%, 01/01/03                                                   995,500
-------------------------------------------------------------------------------------------
    500,000    Multicare Companies, Inc., Conv. Sub. Deb., ($260,001) 7.00%,
                 03/15/03(c)
                 (acquired 03/09/95; cost $500,000)                                550,900
-------------------------------------------------------------------------------------------
                                                                                 8,117,485
-------------------------------------------------------------------------------------------

               METALS-2.91%

  1,500,000    Inco Ltd., Sub. Deb., ($1,200,002) 5.75%, 07/01/04                1,972,500
-------------------------------------------------------------------------------------------

               OFFICE AUTOMATION-3.10%

  1,500,000    Danka Business Systems PLC, Yankee Conv. Sub. Notes,
                 ($757,250) 6.75%, 04/01/02                                      2,096,250
-------------------------------------------------------------------------------------------

               OIL & GAS (EXPLORATION & PRODUCTION)-2.46%

  1,200,000    Pogo Producing Co., Conv. Sub. Notes, ($931,897) 5.50%,
                 03/15/04                                                        1,662,000
-------------------------------------------------------------------------------------------

               POLLUTION CONTROL-1.49%

  1,000,000    Browning-Ferris Industries, Conv. Sub. Deb. ($779,008) 6.25%,
                 08/15/12                                                        1,005,000
-------------------------------------------------------------------------------------------

               RESTAURANTS-2.83%

               Starbucks Corp., Conv. Sub. Deb., ($480,005)
    500,000      4.25%, 11/01/02                                                   530,000
-------------------------------------------------------------------------------------------
  1,000,000      4.50%, 08/01/03                                                 1,385,000
-------------------------------------------------------------------------------------------
                                                                                 1,915,000
-------------------------------------------------------------------------------------------

               RETAIL STORES-7.68%

  1,300,000    Baby Superstore, Inc., Conv. Sub. Notes, ($646,500) 4.875%,
                 10/01/00                                                        1,534,000
-------------------------------------------------------------------------------------------
  4,000,000    Office Depot, Inc., Liquid Yield Option Notes, ($2,597,092)
                 5.00%(b), 12/11/07                                              2,670,000
-------------------------------------------------------------------------------------------
  1,000,000    Staples, Inc., Conv. Notes, ($495,001) 4.50%, 10/01/00(c)
                 (acquired 09/12/95; cost $1,000,000)                              990,000
-------------------------------------------------------------------------------------------
                                                                                 5,194,000
-------------------------------------------------------------------------------------------

               SEMICONDUCTORS-10.91%

  1,000,000    LAM Research Corp., Conv. Sub. Deb., ($650,000) 6.00%,
                 05/01/03                                                        1,855,000
-------------------------------------------------------------------------------------------
  1,000,000    LSI Logic Corp., Conv. Sub. Notes, ($735,001) 5.50%,
                 03/15/01(c)
                 (acquired 03/18/94 - 05/04/94; cost $1,075,000)                 2,755,000
-------------------------------------------------------------------------------------------
  3,000,000    Solectron Corp., Liquid Yield Option Notes, ($2,020,008)
                 7.00%(b), 05/05/12                                              2,775,000
-------------------------------------------------------------------------------------------
                                                                                 7,385,000
-------------------------------------------------------------------------------------------

               TRANSPORTATION (MISCELLANEOUS)-1.05%

    700,000    Varlen Corp., Conv. Sub. Deb., ($481,059) 6.50%, 06/01/03           710,500
-------------------------------------------------------------------------------------------
                       Total Convertible Bonds & Notes                          57,696,345
-------------------------------------------------------------------------------------------

                                                                      Financials

  SHARES                                                                       MARKET VALUE
               CONVERTIBLE PREFERRED STOCKS-12.82%(a)

               AUTOMOBILE (MANUFACTURERS)-4.33%

     40,000    General Motors Corp., $3.25 Series C Conv. Pfd.,
                 (28,414 shares)                                               $ 2,930,000
-------------------------------------------------------------------------------------------

               FINANCE (ASSET MANAGEMENT)-2.19%

     20,000    SCI Finance LLC, $3.125 Series A Conv. Pfd. (13,120 shares)       1,480,000
-------------------------------------------------------------------------------------------

               FINANCE (CONSUMER CREDIT)-1.06%

     10,000    Penncorp Financial Group, $3.375 Conv. Pfd. (6,328 shares)          713,750
-------------------------------------------------------------------------------------------

               OIL & GAS (DRILLING)-1.66%

     25,000    Reading & Bates Corp., $1.625 Conv. Pfd. (14,833 shares)          1,125,000
-------------------------------------------------------------------------------------------

               OIL & GAS (SERVICES)-1.06%

     30,000    Enron Corp., $1.36 Conv. Pfd. (9,681 shares)                        720,000
-------------------------------------------------------------------------------------------

               TELECOMMUNICATIONS-2.52%

     35,000    MFS Communications, Inc., $2.68 Conv. Pfd. (18,300 shares)        1,704,063
-------------------------------------------------------------------------------------------
               Total Convertible Preferred Stocks                                8,672,813
-------------------------------------------------------------------------------------------

               COMMON STOCKS-0.82%

               COMPUTER NETWORKING-0.82%

     20,254    Network Equipment Technologies, Inc.                                554,454
-------------------------------------------------------------------------------------------

               HOTELS/MOTELS-0.00%

         13    Prime Hospitality Corp.                                                 130
-------------------------------------------------------------------------------------------
               Total Common Stocks                                                 554,584
-------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT
               REPURCHASE AGREEMENT-5.70%(d)

$ 3,854,052    Daiwa Securities America, Inc., 5.92%, 01/02/96(e)                3,854,052
-------------------------------------------------------------------------------------------
               TOTAL INVESTMENT SECURITIES-104.61%                              70,777,794
-------------------------------------------------------------------------------------------
               OTHER ASSETS LESS LIABILITIES-(4.61)%                            (3,116,830)
-------------------------------------------------------------------------------------------
               NET ASSETS-100.00%                                              $67,660,964
===========================================================================================

(a) Amount in parentheses represents principal amount or number of shares deposited in escrow with custodian as collateral for securities sold short.

(b) Zero-coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.

(c) Restricted securities. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at December 31, 1995 was $16,667,450 which represents 24.63% of the net assets.

(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked-to-market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds managed by the investment advisor.

(e) Joint repurchase agreement entered into 12/29/95 with a maturing value of $646,679,181. Collateralized by $537,995,000 U.S. Treasury obligations, 7.875% to 11.25% due 11/15/07 to 02/15/15.

Abbreviations:

Conv. - Convertible
Deb. - Debenture
Pfd. - Preferred
Sr. - Senior
Sub. - Subordinated
See Notes to Financial Statements

Financials

SECURITIES SOLD SHORT

December 31, 1995

COMMON SHARES
     (OR
 EQUIVALENT        SHARES                                                                     MARKET
 IN ESCROW)      SOLD SHORT        SECURITIES SOLD SHORT                                       VALUE
    12,000          12,000         Alaska Air Group Inc.                                    $   195,000
-------------------------------------------------------------------------------------------------------
    14,000          14,000         Altera Corp.                                                 696,500
-------------------------------------------------------------------------------------------------------
    32,000          32,000         Aspect Telecommunications Corp.                            1,072,000
-------------------------------------------------------------------------------------------------------
    12,000          12,000         Baby Superstore, Inc.                                        684,000
-------------------------------------------------------------------------------------------------------
    16,000          16,000         Bay Networks, Inc.                                           658,000
-------------------------------------------------------------------------------------------------------
   106,500         106,500         Beverly Enterprises, Inc.                                  1,131,563
-------------------------------------------------------------------------------------------------------
    19,000          19,000         Browning-Ferris Industries                                   560,500
-------------------------------------------------------------------------------------------------------
    26,000          26,000         Danka Business Systems PLC                                   962,000
-------------------------------------------------------------------------------------------------------
    14,000          14,000         Dovatron International                                       472,500
-------------------------------------------------------------------------------------------------------
    28,000          28,000         EMC Corp.                                                    430,500
-------------------------------------------------------------------------------------------------------
     8,000           8,000         Enron Corp.                                                  192,000
-------------------------------------------------------------------------------------------------------
    40,001          40,000         General Motors Corp.                                       2,080,000
-------------------------------------------------------------------------------------------------------
    42,000          42,000         Genesis Health Ventures, Inc.                              1,533,000
-------------------------------------------------------------------------------------------------------
    12,000          12,000         Genzyme Corp.                                                748,500
-------------------------------------------------------------------------------------------------------
    59,000          59,000         Healthsouth Rehabilitation Corp.                           1,718,375
-------------------------------------------------------------------------------------------------------
    17,000          17,000         Hospitality Franchise Systems, Inc.                        1,389,750
-------------------------------------------------------------------------------------------------------
    40,000          40,000         Inco Ltd.                                                  1,330,000
-------------------------------------------------------------------------------------------------------
    26,000          26,000         Integrated Device Technology, Inc.                           334,750
-------------------------------------------------------------------------------------------------------
    15,000          15,000         Integrated Health Services, Inc.                             375,000
-------------------------------------------------------------------------------------------------------
    26,000          26,000         LAM Research Corp.                                         1,189,500
-------------------------------------------------------------------------------------------------------
    60,000          60,000         LSI Logic Corp.                                            1,965,000
-------------------------------------------------------------------------------------------------------
    17,000          17,000         MFS Communications, Inc.                                     905,250
-------------------------------------------------------------------------------------------------------
    10,000          10,000         Multicare Companies, Inc.                                    240,000
-------------------------------------------------------------------------------------------------------
    11,600          11,600         Network Equipment Technology, Inc.                           317,550
-------------------------------------------------------------------------------------------------------
    76,000          76,000         Office Depot, Inc.                                         1,501,000
-------------------------------------------------------------------------------------------------------
     8,000           8,000         Olsten Corp.                                                 316,000
-------------------------------------------------------------------------------------------------------
    51,400          51,400         Omnicare, Inc.                                             2,300,150
-------------------------------------------------------------------------------------------------------
    14,000          14,000         Penncorp Financial Group                                     411,250
-------------------------------------------------------------------------------------------------------
    42,000          42,000         Pogo Producing Co.                                         1,186,500
-------------------------------------------------------------------------------------------------------
    55,000          55,000         Prime Hospitality Corp.                                      550,000
-------------------------------------------------------------------------------------------------------
    43,001          43,000         Reading & Bates Corp.                                        645,000
-------------------------------------------------------------------------------------------------------
    10,800          10,800         Sanmina Corporation                                          560,250
-------------------------------------------------------------------------------------------------------
    38,000          38,000         J Seagram & Sons, Inc.                                     1,315,750
-------------------------------------------------------------------------------------------------------
    21,802          21,800         Service Corp. International                                  959,200
-------------------------------------------------------------------------------------------------------
     6,000           6,000         SoftKey International, Inc.                                  138,750
-------------------------------------------------------------------------------------------------------
    42,000          42,000         Solectron Corp.                                            1,853,250
-------------------------------------------------------------------------------------------------------
    15,000          15,000         Staples, Inc.                                                365,625
-------------------------------------------------------------------------------------------------------
    32,000          32,000         Starbucks Corp.                                              672,000
-------------------------------------------------------------------------------------------------------
    22,000          22,000         Storage Technology Corp.                                     525,250
-------------------------------------------------------------------------------------------------------
     9,000           9,000         Telxon Corp.                                                 203,625
-------------------------------------------------------------------------------------------------------
    35,000          35,000         Thermo Electron Corp.                                      1,820,000
-------------------------------------------------------------------------------------------------------
    21,000          21,000         3Com Corp.                                                   979,125
-------------------------------------------------------------------------------------------------------
    70,000          70,000         Unisys Corp.                                                 393,750
-------------------------------------------------------------------------------------------------------
    17,600          17,600         Varlen Corp.                                                 378,400
-------------------------------------------------------------------------------------------------------
                                                                                            $38,256,113
-------------------------------------------------------------------------------------------------------

As indicated in the Schedule of Investments, securities which are convertible into at least the number of shares sold short have been deposited in escrow with the custodian.
See Notes to Financial Statements.

                                                                      Financials

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1995

ASSETS:

Investment securities, at market value (cost $56,405,981)                    $ 70,777,794
-----------------------------------------------------------------------------------------
Cash                                                                            5,738,211
-----------------------------------------------------------------------------------------
Receivables for:
  Investments sold short                                                       28,991,655
-----------------------------------------------------------------------------------------
  Interest and dividends                                                          594,175
-----------------------------------------------------------------------------------------
Other assets                                                                        9,147
-----------------------------------------------------------------------------------------
    Total assets                                                              106,110,982
-----------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Dividends to shareholders                                                        60,871
-----------------------------------------------------------------------------------------
  Dividends on short sales                                                          5,748
-----------------------------------------------------------------------------------------
  Short positions covered                                                          24,199
-----------------------------------------------------------------------------------------
Market value of securities sold short (proceeds from sales $28,991,655)        38,256,113
-----------------------------------------------------------------------------------------
Accrued advisory fees                                                              45,661
-----------------------------------------------------------------------------------------
Accrued accounting service fees                                                     5,325
-----------------------------------------------------------------------------------------
Accrued operating expenses                                                         52,101
-----------------------------------------------------------------------------------------
    Total liabilities                                                          38,450,018
-----------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                                  $ 67,660,964
=========================================================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

  Authorized                                                                  200,000,000
-----------------------------------------------------------------------------------------
  Outstanding                                                                   6,976,644
=========================================================================================
Net asset value per share                                                    $       9.70
=========================================================================================

See Notes to Financial Statements.

Financials

STATEMENT OF OPERATIONS

For the year ended December 31, 1995

INVESTMENT INCOME:

Interest                                                                     $ 4,224,085
----------------------------------------------------------------------------------------
Dividends                                                                        609,051
----------------------------------------------------------------------------------------
    Total investment income                                                    4,833,136
----------------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                                                    529,080
----------------------------------------------------------------------------------------
Custodian fees                                                                    28,156
----------------------------------------------------------------------------------------
Transfer agent fees                                                               22,849
----------------------------------------------------------------------------------------
Accounting service fees                                                           52,934
----------------------------------------------------------------------------------------
Printing fees                                                                     54,535
----------------------------------------------------------------------------------------
Directors' fees and expenses                                                       2,362
----------------------------------------------------------------------------------------
Dividends on short sales (net of $2,721 foreign withholding tax)                 131,068
----------------------------------------------------------------------------------------
Other                                                                             52,849
----------------------------------------------------------------------------------------
    Total expenses                                                               873,833
----------------------------------------------------------------------------------------
Net investment income                                                          3,959,303
----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND OPTIONS
  TRANSACTIONS:

Net realized gain on sales of investment securities                            1,086,491
----------------------------------------------------------------------------------------
Net realized gain (loss) on options contracts                                   (110,905)
----------------------------------------------------------------------------------------
Net realized gain (loss) on securities sold short                             (1,545,287)
----------------------------------------------------------------------------------------
    Net realized gain (loss) on investment securities and options
      transactions                                                              (569,701)
----------------------------------------------------------------------------------------
Unrealized appreciation of investment securities                               4,434,483
----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                     $ 7,824,085
========================================================================================

See Notes to Financial Statements.

                                                                      Financials

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1995 and 1994

                                                                  1995            1994
OPERATIONS:

  Net investment income                                       $ 3,959,303     $ 3,559,322
------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment
    securities and options transactions                          (569,701)       (521,935)
------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                  4,434,483      (3,118,038)
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
       operations                                               7,824,085         (80,651)
------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income       (4,185,673 )    (3,191,511)
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains
  (losses) on investment securities                                    --        (771,455)
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       3,638,412      (4,043,617)
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                         $64,022,552     $68,066,169
------------------------------------------------------------------------------------------
  End of period                                               $67,660,964     $64,022,552
==========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $64,411,350     $64,411,350
------------------------------------------------------------------------------------------
  Undistributed net investment income                             141,441         367,811
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities and options transactions             (1,999,182)     (1,429,481)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              5,107,355         672,872
------------------------------------------------------------------------------------------
                                                              $67,660,964     $64,022,552
==========================================================================================

See Notes to Financial Statements.

Financials

NOTES TO FINANCIAL STATEMENTS

December 31, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM Strategic Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on December 22, 1988 and commenced trading on the American Stock Exchange on March 23, 1989 under the symbol "AST". The Fund's investment objective is to seek high current income consistent with stability of principal. The Fund will seek to achieve its objective primarily by pursuing a strategy of investing in convertible securities and by employing short selling to enhance income and hedge against market risk. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - Investments in securities, including options and securities sold short (but excluding convertible bonds), that are traded on a national securities exchange or on the NASDAQ National Market System are valued at market using the last reported sales price. Exchange listed convertible bonds are valued at the mean between the closing bid and asked prices obtained from a broker-dealer. Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the mean of the most recently quoted bid and asked prices. When market quotations are not readily available from the above sources for the Fund's debt securities, such securities are valued based upon appraisals received from a pricing service using a computerized matrix system, or based upon appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Fund's officers in accordance with methods which are specifically authorized by the Board of Directors of the Fund. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income, dividend expense on short sales and distributions to shareholders are recorded on the ex-dividend date.
C. Accounting for Securities Sold Short - When the Fund sells common stock short, an amount equal to the proceeds of the sale is recorded as an asset. This asset is offset by a liability (representing the borrowed security) recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations discussed in "A" above. The Fund's risk is that the value of the security will increase rather than decline and thus an unrealized loss will be recorded. When the Fund closes out a short position by delivering the stock sold short, the Fund will realize a gain or loss and the liability related to such short position will be eliminated. The Fund will attempt to hedge against market risk by entering into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns. Such short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities may be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities may be wholly or partially offset by a corresponding loss in the short position. The Fund will attempt to enhance income by entering into arrangements with the broker-dealers, through which securities are sold short, to receive income with respect to the proceeds of short sales during the period the Fund's short positions remain open. During the year ended December 31, 1995, the Fund accrued $1,527,804 of interest income with respect to such arrangements.
D. Covered Call Options - The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security or has the immediate right to acquire, without additional consideration, through conversion or exchange of other securities. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The Fund may write only call options listed on national

                                                                      Financials
   securities exchanges. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price, or in the absence of a sale, the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written. The Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 5% of the net assets of the Fund.
E. Bond Premiums and Discounts - It is the policy of the Fund not to amortize market premiums and discounts on bonds for financial reporting purposes. Original issue discounts are amortized to interest income over the life of the security.
F. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $1,281,552 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2003. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund will pay AIM a fee, calculated and paid monthly, in an amount equal to an annualized rate of 0.80% of the Fund's average weekly net assets.
  The Fund, pursuant to its investment advisory agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the year ended December 31, 1995, the Fund reimbursed AIM $52,934 for such services.
  Certain officers and directors of the Fund are officers of AIM.

Shareholders' Meeting

An annual meeting of shareholders of the Fund was held on April 25, 1995 (the "Meeting"). The following two items were approved by the 3,918,466 shares represented at the Meeting, with the following vote totals cast with respect to each item:

  (1) Election of Directors - At the Meeting, Messrs. Gary T. Crum and Owen Daly II were reelected as Directors of the Fund. 3,849,757 shares voted for the election of Messrs. Crum and Daly, respectively, while 68,709 shares withheld authority, respectively. The other members of the Board, Messrs. Charles T. Bauer, John F. Kroeger, Robert H. Graham, and Lewis F. Pennock, continued in office.

Financials

  (2) Ratification of Appointment of Independent Auditors -- 3,764,921 shares voted for ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the Fund for the Fund's fiscal year ending December 31, 1995. 108,815 shares voted against such ratification, and 44,730 shares abstained.

Rule 144A Securities

     At its February 1996 meeting, the Board of Directors of the Fund clarified the investment policies of the Fund regarding investments in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are unregistered securities, the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities, provided that a determination is made that such securities have a readily available trading market. AIM will determine the liquidity of Rule 144A securities under the supervision of the Fund's Board of Directors, and will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 33-1/3 of its assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM will consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and or market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by AIM and if it is determined that a Rule 144A security is no longer liquid as a result of changed conditions, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 33-1/3 of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

NOTE 3 - DIVIDENDS

On December 27, 1995, the Board of Directors of the Fund declared a dividend of $.05 per share of net investment income payable January 23, 1996 to shareholders of record on January 12, 1996. On January 26, 1996 the Board of Directors declared a dividend of $.05 per share of net investment income payable February 23, 1996 to shareholders of record on February 12, 1996.

NOTE 4 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended December 31, 1995, was $67,911,597 and $71,396,334, respectively.
  The amount of unrealized appreciation (depreciation) of investments on a tax basis as of December 31, 1995, is as follow:

Aggregate unrealized appreciation of:
  Investment securities                                                                              $15,640,586
----------------------------------------------------------------------------------------------------------------
  Securities sold short                                                                                1,325,069
----------------------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                                                                               (1,268,773)
----------------------------------------------------------------------------------------------------------------
  Securities sold short                                                                              (10,358,064)
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                                                 $ 5,338,818
================================================================================================================

Cost of investment securities for tax purposes is $56,405,981. Proceeds from securities sold short for tax purposes is $29,223,118.

NOTE 5 - OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended December 31, 1995 are summarized as follows:

                                                                                               OPTION CONTRACTS
                                                                                            ----------------------
                                                                                             NUMBER
                                                                                               OF          PREMIUMS
                                                                                            CONTRACTS      RECEIVED
                                                                                            --------       -------
Beginning of year                                                                              --               --
------------------------------------------------------------------------------------------------------------------
Written                                                                                       390          $66,382
------------------------------------------------------------------------------------------------------------------
Closed                                                                                       (340)         (59,974)
------------------------------------------------------------------------------------------------------------------
Exercised                                                                                      --               --
------------------------------------------------------------------------------------------------------------------
Expired                                                                                       (50)          (6,408)
------------------------------------------------------------------------------------------------------------------
End of year                                                                                    --          $    --
==================================================================================================================

                                                                     Financials

NOTE 6 - DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued in each director who is not an "interested person" of AIM. The Fund may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 7 - QUARTERLY DATA

The following is a summary of quarterly results of operations for the year ended December 31, 1995.

                                                                                         QUARTER ENDED
                                                                      ---------------------------------------------------
                                                                       3/31/95       6/30/95       9/30/95      12/31/95
                                                                      ---------     ---------     ---------     ---------
Net realized and unrealized gain (loss) on investments                $ 535,525     $1,877,126    $2,205,653    $(753,522)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments per share           0.08          0.27          0.32         (0.11)
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 1,004,880     1,020,763       968,548       965,112
-------------------------------------------------------------------------------------------------------------------------
Net investment income per share                                            0.14          0.15          0.14          0.14
=========================================================================================================================

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase shares of A I M Strategic Income Fund, Inc. common stock from time to time, at such times, and in such amounts as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

NOTE 8 - FINANCIAL HIGHLIGHTS

Shown below are the condensed financial highlights for a share outstanding during each of the years in the six-year period ended December 31, 1995 and the period March 23, 1989 (date operations commenced) through December 31, 1989.

                                                                          1995          1994         1993          1992
                                                                         -------      --------      -------      --------
Net asset value, beginning of period                                     $  9.18      $   9.76      $  9.29      $   9.15
--------------------------------------------------------------------     -------      --------      -------      --------
Income from investment operations:
 Net investment income                                                      0.57          0.51         0.50          0.60
--------------------------------------------------------------------     -------      --------      -------      --------
 Net gains (losses) on investment securities (both realized and
   unrealized)                                                              0.55         (0.52)        0.51          0.32
--------------------------------------------------------------------     -------      --------      -------      --------
   Total from investment operations                                         1.12         (0.01)        1.01          0.92
--------------------------------------------------------------------     -------      --------      -------      --------
Less distributions:
 Dividends from net investment income                                      (0.60)        (0.46)       (0.50)        (0.60)
--------------------------------------------------------------------     -------      --------      -------      --------
 Distributions from net realized capital gains                                --         (0.11)       (0.04)        (0.18)
--------------------------------------------------------------------     -------      --------      -------      --------
   Total distributions                                                     (0.60)        (0.57)       (0.54)        (0.78)
--------------------------------------------------------------------     -------      --------      -------      --------
Net asset value, end of period                                           $  9.70      $   9.18      $  9.76      $   9.29
====================================================================     =======      ========      =======      ========
Per share market value, end of period                                    $  8.38      $   8.00      $  9.00      $   9.13
====================================================================     =======      ========      =======      ========
Total investment return, based on market value(a)                          12.46%        (4.94)%       4.47%        17.03%
====================================================================     =======      ========      =======      ========
Total investment return, based on net asset value(b)                       13.51%         0.59%       11.34%        10.62%
====================================================================     =======      ========      =======      ========
Net assets, end of period (000s omitted)                                 $67,661      $ 64,023      $68,066      $ 64,700
====================================================================     =======      ========      =======      ========
Significant ratios for the period:
Investment income                                                           7.30%(d)      6.80%        6.68%         8.16%
--------------------------------------------------------------------     -------      --------      -------      --------
Operating expenses                                                         (1.12)(d)     (1.15)       (1.16)        (1.15)
--------------------------------------------------------------------     -------      --------      -------      --------
Dividends on short sales                                                   (0.20)(d)     (0.27)       (0.34)        (0.51)
--------------------------------------------------------------------     -------      --------      -------      --------
Tax expense                                                                   --            --        (0.01)           --
--------------------------------------------------------------------     -------      --------      -------      --------
Net investment income                                                       5.98%(d)      5.38%        5.17%         6.50%
====================================================================     =======      ========      =======      ========
Portfolio turnover rate                                                    99.97%        89.96%      117.45%        89.70%
====================================================================     =======      ========      =======      ========


                                                                       1991          1990          1989
                                                                      -------      --------      --------
Net asset value, beginning of period                                  $  8.64      $   9.12      $   9.23
--------------------------------------------------------------------  -------      --------      --------
Income from investment operations:
 Net investment income                                                   0.80          0.98          0.77
--------------------------------------------------------------------  -------      --------      --------
 Net gains (losses) on investment securities (both realized and
   unrealized)                                                           0.56         (0.44)        (0.11)
--------------------------------------------------------------------  -------      --------      --------
   Total from investment operations                                      1.36          0.54          0.66
--------------------------------------------------------------------  -------      --------      --------
Less distributions:
 Dividends from net investment income                                   (0.80)        (0.98)        (0.77)
--------------------------------------------------------------------  -------      --------      --------
 Distributions from net realized capital gains                          (0.05)        (0.04)           --
--------------------------------------------------------------------  -------      --------      --------
   Total distributions                                                  (0.85)        (1.02)        (0.77)
--------------------------------------------------------------------  -------      --------      --------
Net asset value, end of period                                        $  9.15      $   8.64      $   9.12
====================================================================  =======      ========      ========
Per share market value, end of period                                 $  8.50      $   7.88      $   9.75
====================================================================  =======      ========      ========
Total investment return, based on market value(a)                       19.05%        (9.04)%        5.78%
====================================================================  =======      ========      ========
Total investment return, based on net asset value(b)                    16.89%         6.62%         7.20%
====================================================================  =======      ========      ========
Net assets, end of period (000s omitted)                              $63,068      $ 59,585      $ 62,141
====================================================================  =======      ========      ========
Significant ratios for the period:
Investment income                                                       10.64%        12.54%        12.26%(c)
--------------------------------------------------------------------  -------      --------      --------
Operating expenses                                                      (1.17)        (1.16)(e)     (0.97)(c)(e)
--------------------------------------------------------------------  -------      --------      --------
Dividends on short sales                                                (0.40)        (0.40)        (0.43)(c)
--------------------------------------------------------------------  -------      --------      --------
Tax expense                                                             (0.03)        (0.02)           --
--------------------------------------------------------------------  -------      --------      --------
Net investment income                                                    9.04%        10.96%(e)     10.86%(c)(e)
====================================================================  =======      ========      ========
Portfolio turnover rate                                                 89.40%        91.73%       161.82%
====================================================================  =======      ========      ========

(a) Assumes shares purchased at market value at the beginning of the year, dividends reinvested at market value on payable date, and all shares sold at market value at the end of the period.

(b) Assumes shares purchased at net asset value at the beginning of the year, dividends reinvested at market value and all shares sold at net asset value at the end of the period.

(c) Annualized.

(d) Based on average weekly net assets of $66,176,041.

(e) After partial waiver of advisory and administrative fees.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
AIM Strategic Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of AIM Strategic Income Fund, Inc., including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the six-year period then ended and for the period March 23, 1989 (date operations commenced) through December 31, 1989. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Strategic Income Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the six-year period then ended and the period March 23, 1989 (date operations commenced) through December 31, 1989, in conformity with generally accepted accounting principles.

                                               KPMG Peat Marwick LLP

February 7, 1996
Houston, Texas

DIVIDEND REINVESTMENT PLAN

The following information provides a detailed summary of the Dividend Reinvestment Plan of AIM Strategic Income Fund, Inc.

Pursuant to AIM Strategic Income Fund, Inc.'s (the "Fund") Dividend Reinvestment Plan (the "Plan"), shareholders whose shares are registered in their own names will have their dividends and capital gain distributions reinvested in additional shares of the Fund unless they elect to receive such distributions in cash. State Street Bank and Trust Company (the "Plan Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.
  Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to the nominee) by State Street Bank and Trust Company as dividend disbursing agent. Such election must be made by written notification to State Street Bank and Trust Company.
  A shareholder may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing, addressed to State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200, and should include the shareholder's name and address as they appear on the share certificate. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a distribution declared and having a record date of at least 10 days after the date on which the election is received by the Plan Agent.
  The Plan Agent serves as agent for the shareholders in administering the Plan. Shareholders may receive more detailed instructions on the Plan from the Fund by calling the Fund at (800) 959-4246. Shareholders whose shares are held in the name of a broker or nominee other than the selling agent should contact such broker or nominee to determine their rights with respect to the Plan.
  If the Board of Directors of the Fund declares an income dividend or capital gain distribution payable to shareholders either in the Fund's shares or in cash (as such shareholders may have elected), nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares valued on the valuation date at the lower of the market price or the net asset value of such shares, as specified below. The valuation date will generally be the dividend or distribution payment date, or, if that date is not a trading day on the American Stock Exchange, the next preceding trading day. If the market price per share on the valuation date equals or exceeds the net asset value per share on that date (i.e., the shares are trading at a premium to net asset value), the Fund will issue new shares to participants valued at the higher of net asset value or 95% of their market price on the valuation date. If net asset value per share on the valuation date exceeds the market price per share on that date (i.e., the shares are trading at a discount from net asset value), or if the Board of Directors, should declare a dividend or capital gain distribution payable to shareholders only in cash, participants in the Plan will be deemed to have elected to receive shares of the Fund valued at the market price on that date. The Fund will not issue shares under the Plan below net asset value. Accordingly, in this circumstance, the Plan Agent, as agent for the participants, will use the amount of the distribution to buy the Fund's shares in the open market, on the American Stock Exchange or elsewhere, for the participants; accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.
  The Plan Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.
  In the case of shareholders such as banks, broker-dealers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participating in the Plan. Beneficial owners of shares who participate in the Plan and who change brokers should have their new broker instruct the Plan Agent to transfer shares held by the Plan Agent to the name of the new broker.
  There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements of the Plan. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares. In each cash, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. Shares will be purchased through various broker-dealers.
  The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.
  In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to 20% federal backup withholding, the Plan Agent will reinvest dividends after deduction of the amount required to be withheld.
  Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. Also the Plan Agent may terminate its agency status under the Plan on at least 90 days' prior written notice to the Fund and to shareholder participants in the Plan.

                                                                     Directors &
                                                                        Officers

BOARD OF DIRECTORS                       OFFICERS                                 OFFICE OF THE FUND

Charles T. Bauer                         Charles T. Bauer                         11 Greenway Plaza
Chairman and Chief Executive Officer     Chairman                                 Suite 1919
A I M Management Group Inc.                                                       Houston, TX 77046
                                         Robert H. Graham
Gary T. Crum                             President                                INVESTMENT ADVISOR
President
A I M Capital Management, Inc.           John J. Arthur                           A I M Advisors, Inc.
                                         Senior Vice President and Treasurer      11 Greenway Plaza
Owen Daly II                                                                      Suite 1919
Director                                 Gary T. Crum                             Houston, TX 77046
Cortland Trust Inc.                      Senior Vice President
                                                                                  CUSTODIAN/TRANSFER AGENT
Robert H. Graham                         Carol F. Relihan
President and Chief Operating            Vice President and Secretary             State Street Bank and Trust Co.
Officer                                                                           P.O. Box 8200
A I M Management Group Inc.              Dana R. Sutton                           Boston, MA 02266-8200
                                         Vice President
John F. Kroeger                          and Assistant Treasurer                  COUNSEL TO THE FUND
Formerly, Consultant
Wendell & Stockel Associates, Inc.       Melville B. Cox                          Ballard Spahr
                                         Vice President                           Andrews & Ingersoll
Lewis F. Pennock                                                                  1735 Market Street
Attorney                                 P. Michelle Grace                        Philadelphia, PA 19103
                                         Assistant Secretary
                                                                                  COUNSEL TO THE DIRECTORS
                                         David L. Kite
                                         Assistant Secretary                      Kramer, Levin, Naftalis,
                                                                                  Nessen, Kamin & Frankel
                                         Nancy L. Martin                          919 Third Avenue
                                         Assistant Secretary                      New York, NY 10022

                                         Ofelia M. Mayo                           AUDITORS
                                         Assistant Secretary
                                                                                  KPMG Peat Marwick LLP
                                         Kathleen J. Pflueger                     700 Louisiana
                                         Assistant Secretary                      NationsBank Bldg.
                                                                                  Houston, TX 77002
                                         Samuel D. Sirko
                                         Assistant Secretary

                                         Stephen I. Winer
                                         Assistant Secretary

                                         Mary J. Benson
                                         Assistant Treasurer



REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Strategic Income Fund, Inc. paid ordinary dividends in the amount of $0.60 per share to shareholders during the Fund's tax year ended December 31, 1995. Of this amount, 16% is eligible for the dividends received deduction for corporations.

[PHOTO OF 11 GREENWAY PLAZA]                                     THE AIM FAMILY OF FUNDS(R)

                                                                 AGGRESSIVE GROWTH
                                                                 AIM Aggressive Growth Fund*
                                                                 AIM Constellation Fund
                                                                 AIM Global Aggressive Growth Fund

                                                                 GROWTH
                                                                 AIM Global Growth Fund
                                                                 AIM Growth Fund
                                                                 AIM International Equity Fund
                                                                 AIM Value Fund
                                                                 AIM Weingarten Fund

                                                                 GROWTH AND INCOME
                                                                 AIM Balanced Fund
                                                                 AIM Charter Fund

                                                                 INCOME AND GROWTH
                                                                 AIM Global Utilities Fund**

                                                                 HIGH CURRENT INCOME
                                                                 AIM High Yield Fund

                                                                 CURRENT INCOME
                                                                 AIM Global Income Fund
                                                                 AIM Income Fund

                                                                 CURRENT TAX-FREE INCOME
                                                                 AIM Municipal Bond Fund
                                                                 AIM Tax-Exempt Bond Fund of CT
                                                                 AIM Tax-Free Intermediate Shares

                                                                 CURRENT INCOME AND HIGH DEGREE
                                                                   OF SAFETY
                                                                 AIM Intermediate Government Fund***

                                                                 HIGH DEGREE OF SAFETY AND
                                                                   CURRENT INCOME
                                                                 AIM Limited Maturity Treasury Shares

                                                                 STABILITY, LIQUIDITY, AND
                                                                   CURRENT INCOME
                                                                 AIM Money Market Fund

                                                                 STABILITY, LIQUIDITY, AND
                                                                   CURRENT TAX-FREE INCOME
                                                                 AIM Tax-Exempt Cash Fund

                                                                 *AIM Aggressive Growth Fund was closed to new investors
                                                                 on July 18, 1995. **On May 1, 1995, AIM Utilities Fund
                                                                 broadened its investment strategy to permit up to 80%
AIM Management Group has provided leadership in the              of its total assets to be invested in foreign
mutual fund industry since 1976 and currently manages            securities, and was renamed AIM Global Utilities Fund.
approximately $42 billion in assets for more than 2              ***On September 25, 1995, AIM Government Securities
million shareholders, including individual investors,            Fund was renamed AIM Intermediate Government Fund. For
corporate clients, and financial institutions. The AIM           more complete information about any AIM Fund(s),
Family of Funds(R) is distributed nationwide, and AIM            including sales charges and expenses, ask your
today ranks among the nation's top 20 mutual fund                financial consultant or securities dealer for a free
companies in assets under management, according to               prospectus(es). Please read the prospectus(es)
Lipper Analytical Services, Inc.                                 carefully before you invest or send money.



[AIM LOGO APPEARS HERE]

A I M Distributors, Inc.
11 Greenway Plaza, Suite 1919
Houston, TX 77046